UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 13, 2012

A.P. PHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33221	94-2875566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Saginaw Drive Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 366-2626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 13, 2012, A.P. Pharma, Inc. (the “Company”) announced the appointment of Mark S. Gelder, M.D. as Senior Vice President and Chief Medical Officer.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description

99.1	Press Release issued on December 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. PHARMA, INC.

Date: December 14, 2012	By:	/s/ John B. Whelan
John B. Whelan
President and Chief Executive Officer